UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 18, 2023
 CONDUENT INCORPORATED
(Exact name of registrant as specified in its charter)

New York	001-37817	81-2983623
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

100 Campus Drive,	Suite 200,
Florham Park,	New Jersey
07932
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (844) 663-2638
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	CNDT	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.
On September 18, 2023, Conduent Incorporated (the Company), by and through its wholly owned subsidiary, Conduent Business Services, LLC (CBS), entered into a Custodial Transfer and Asset Purchase Agreement (the Purchase Agreement) with HealthEquity, Inc. (HealthEquity), to transfer the Company’s BenefitWallet’s health savings account (HSA) and medical savings account (MSA) portfolio to HealthEquity (the Transfer). Capitalized terms used but not defined herein have the meanings ascribed to such terms in the Purchase Agreement.
The Purchase Agreement provides that HealthEquity will, over the course of the several Conversion Dates, pay to CBS an aggregate purchase price of $425 million (the Purchase Price), subject to a purchase price adjustment following the Final Conversion Date based on the amount of HSA and MSA assets actually transferred, as consideration for its acquisition of the exclusive right to act as custodian of the HSA Accounts and MSA Accounts (and the assumption of certain specified obligations). The Transfer is expected to close in multiple tranches during the first half of 2024. A pro-rata portion of the Purchase Price, based upon the relative value of HSA and MSA assets transferred in that tranche, shall be payable upon each Conversion Date.
Consummation of the Transfer is subject to satisfaction of certain conditions, including, without limitation, (i) the nonexistence of any governmental order prohibiting the consummation of the Disposition, (ii) receipt of certain regulatory approvals, including the expiration or termination of the waiting period imposed by the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, (iii) CBS and HealthEquity entering into a master services agreement and partner agreement, in each case, in a form to be agreed between the parties prior to the Initial Conversion Date; (iv) subject to certain materiality exceptions, the representations and warranties made by CBS and HealthEquity, respectively, being true and correct; (v) that no Enterprise Partner, Health Plan Partner or CHCS Employer Client representing more than 5% of the HSAs, Accounts, or Account Assets, as applicable, contained in the Account Portfolio as of June 11, 2023 have informed Conduent of an intent to terminate its relationship with Conduent as of the Initial Conversion Date, and (vi) the execution and delivery of certain customary closing certificates.
In consideration of the Purchase Price, CBS has agreed to a customary non-competition provision preventing CBS and its affiliates from participating in certain competitive activities. The Purchase Agreement also contains customary representations, warranties and covenants for a transaction of this type and certain customary termination rights for both CBS and HealthEquity.
Cautionary Note Regarding the Purchase Agreement
The Purchase Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company, HealthEquity, or their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the Purchase Agreement were made only for purposes of the Purchase Agreement and as of specific dates, were solely for the benefit of the parties to the Purchase Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Purchase Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Purchase Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date hereof, which subsequent information may or may not be fully reflected in the Company’s public disclosures.
The foregoing description of the Purchase Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Purchase Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K (this Report) and incorporated herein by reference.
Item 7.01. Regulation FD Disclosure.
On September 19, 2023, the Company issued a joint press release announcing the transfer of Conduent's BenefitWallet HSA portfolio moving to HealthEquity.
A copy of the press release is attached as Exhibit 99.1 hereto. The information contained in Item 7.01 and in Exhibit 99.1 to this Current Report on Form 8-K shall not be deemed “filed” with the Securities and Exchange Commission for purposes of Section 18 of the Exchange Act of 1934, as amended, or otherwise subject to the liability of that section.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
2.1	Custodial Transfer and Purchase Agreement, between Conduent Business Services, LLC and HealthEquity, Inc., dated as of September 18, 2023. *
99.1	Press Release dated September 19, 2023 (furnished pursuant to Item 7.01).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish supplementally copies of any of the omitted schedules upon request by the Securities and Exchange Commission.
Forward-Looking Statements
This Report and any exhibits to this Report may contain “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995, as amended. The words “anticipate,” “believe,” “estimate,” “expect,” “plan,” “intend,” “will,” “aim,” “should,” “could,” “forecast,” “target,” “may,” “continue to,” “endeavor,” “if,” “growing,” “projected,” “potential,” “likely,” “see,” “ahead,” “further,” “going forward,” “on the horizon,” and similar expressions, as they relate to us, are intended to identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. These statements include, but may not be limited to, statements regarding the expectation that the sale of the Company’s BenefitWallet’s HSA, MSA and flexible spending account portfolio to HealthEquity will be consummated and the timing of such consummation. These statements reflect our current views with respect to future events and are subject to certain risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those expressed or implied herein as anticipated, believed, estimated, expected or intended or using other similar expressions. In accordance with the provisions of the Litigation Reform Act, we are making investors aware that such forward-looking statements, because they relate to future events, are by their very nature subject to many important factors and uncertainties that could cause actual results to differ materially from those contemplated by the forward-looking statements contained in this Current Report on Form 8-K, any exhibits to this Current Report on Form 8-K and other public statements we make. Important factors and uncertainties that could cause actual results to differ materially from those in our forward-looking statements include, but are not limited to: the Company’s ability to realize the benefits anticipated from the sale of the Company’s BenefitWallet’s HSA, MSA and flexible spending account portfolio to HealthEquity, including as a result of a delay or failure to obtain certain required regulatory approvals or the failure of any other condition to the closing of the transaction such that the closing of the transaction is delayed or does not occur; unexpected costs, liabilities or delays in connection with the proposed transaction; the significant transaction costs associated with the proposed transaction; negative effects of the announcement, pendency or consummation of the transaction on the market price of our common stock or operating results, including as a result of changes in key customer, supplier, employee or other business relationships; the risk of litigation or regulatory actions; our inability to retain and hire key personnel; the risk that certain contractual restrictions contained in the business combination agreement during the pendency of the proposed transaction could adversely affect our ability to pursue business opportunities or strategic transactions; and other factors that are set forth in the “Risk Factors” and other sections of our Annual Report on Form 10-K, as well as in our Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the Securities and Exchange Commission (SEC). Any forward-looking statements made by us in this Form 8-K speak only as of the date on which they are made. We are under no obligation to, and expressly disclaim any obligation to, update or alter our forward-looking statements, whether because of new information, subsequent events or otherwise, except as required by law.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly authorized this report to be signed on its behalf by the undersigned duly authorized.
Date: September 19, 2023

CONDUENT INCORPORATED

By:	/s/ STEPHEN WOOD
Stephen Wood
Executive Vice President and Chief Financial Officer